As filed with the Securities and Exchange Commission on August 20, 1997

                                                 Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-8



                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          GUM TECH INTERNATIONAL, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                  UTAH                                      87-0482806
                  ----                                      ----------
     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                     Identification No.)


    4205 North Seventh Avenue, Suite 300
    Phoenix, Arizona                                          85013
    ---------------------------------------                  -------
    (Address of Principal Executive Offices)                (Zip Code)

                 GUM TECH INTERNATIONAL, INC. STOCK OPTION PLAN
                 ----------------------------------------------
                            (Full title of the plan)


                            Gerald N. Kern, Chairman
                          Gum Tech International, Inc.
                      4205 North Seventh Avenue, Suite 300
                             Phoenix, Arizona 85013
                      -------------------------------------
                     (Name and address of agent for service)

                                 (602) 277-0606
                      -------------------------------------
                     (Telephone number of agent for service)

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                                          CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
                                                                                 Proposed
                                                         Proposed                 maximum             Amount of
  Title of securities            Amount              maximum offering            aggregate          registration
   to be registered        to be registered(1)      price per share(2)       offering price(2)         fee(2)
----------------------------------------------------------------------------------------------------------------
     Common Stock,              500,000                  $13.69                $6,843,750             $2,282
     no par value
================================================================================================================
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(1)  In accordance  with Rule 416 of Regulation C of the Securities Act of 1933, as  amended,  this  Registration  Statement  also  covers  such  additional securities  as may  hereinafter  be offered  or issued to prevent  dilution resulting from stock splits,  stock dividends,  recapitalizations  or other similar events.

(2) In accordance with Rule 457(h) of Regulation C of the Securities Act of 1933, as amended, the filing fee is calculated using the average of the high and low prices of the Registrant's Common Stock of $13.69 as quoted on the NASDAQ National Market on August 13, 1997.

     This Registration Statement relates to the registration of additional securities of the same class as other securities for which a registration statement on Form S-8 relating to the same employee benefit plan is effective. In accordance with Instruction E to Form S-8, the contents of the earlier registration statement on Form S-8 (Registration Statement No. 333- 06199) are hereby incorporated by reference herein by this reference.


Item 8.  Exhibits.
         --------

         Exhibit No.        Description

            4.7             Fourth Amendment to Stock Option Plan

            5 Opinion and consent of Richman, Lawrence, Mann, Greene, Chizever, Friedman and Phillips

           23.1 Consent of Angell & Deering, independent certified public accountants

           23.2 Consent of Richman, Lawrence, Mann, Greene, Chizever, Friedman and Phillips
                            (included as part of Exhibit 5)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on August 19, 1997.

                                     GUM TECH INTERNATIONAL, INC.


                                     By  /s/  GERALD N. KERN
                                         ---------------------------------------
                                         Gerald N. Kern
                                         Chairman, President and
                                         Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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         Signature                                     Title                                   Date
         ---------                                     -----                                   ----

/S/  GERALD N. KERN
---------------------------------              Chairman, President and                  August 19, 1997
Gerald N. Kern                                 Chief Executive Officer
                                            (Principal Executive Officer)

/S/  JEFFREY L. BOUCHY                                                                  August 19, 1997
---------------------------------            Senior Vice President--Chief
Jeffrey L. Bouchy                                 Financial Officer
                                               (Principal Financial and
                                                 Accounting Officer)

/S/  RICHARD BERNSTEIN                                                                  August 19, 19987
---------------------------------          Vice President of Marketing and
Richard Bernstein                                      Director


---------------------------------                      Director
Bruce Jorgensen

/S/  GARY S. KEHOE                                                                      August 19, 1997
---------------------------------           Executive Vice President--Chief
Gary S. Kehoe                               Operating Officer and Director



/S/  JACK KESSLER                                                                       August 19, 1997
---------------------------------                      Director
Jack Kessler



---------------------------------                      Director
Robert Kwait

/S/  WILLIAM MERIS                                                                      August 19, 1997
---------------------------------                      Director
William Meris


---------------------------------                      Director
Paul Peckman


---------------------------------                      Director
Richard Ratcliff

                                  EXHIBIT INDEX


     Exhibit
     Number                        Exhibit
     ------                        -------

       4.7        Fourth Amendment to Stock Option Plan
        5         Opinion and consent of Richman, Lawrence, Mann, Greene, Chizever,
                  Friedman and Phillips
      23.1        Consent of Angell & Deering, independent certified public accountants
      23.2        Consent of Richman, Lawrence, Mann, Greene, Chizever, Friedman and
                  Phillips (included as part of Exhibit 5)

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